PERMIT
Under the Environmental Conservation Law (ECL)

IDENTIFICATION INFORMATION

Permit Type: Air State Facility
Permit ID: 9-2911-00348/00002
Effective Date: 06/14/2011 Expiration Date: 06/30/2014

Permit Issued To:JBI RE #1 INC
20 IROQUOIS ST
NIAGARA FALLS, NY 14303

Contact: THOMAS WILSON
JBI RE#1 INC
20 IROQUOIS ST
NIAGARA FALLS, NY 14303
(716) 278-0015

Facility: JBI RE #1 INC
20 IROQUOIS ST
NIAGARA FALLS, NY 14303

Description:

1. The JBI plant is located at 20 Iroquois Street, Niagara Falls, N.Y. The main building is an existing 12,000 square foot single story steel industrial building originally used as a gas generation building by AGA-Burdox Gas and more recently used as a Magnesium Recycling facility. The building will now be used to produce an oil similar to diesel fuel from source separated recyclable plastic. An initial Plastic2Oil process unit was installed and tested during 2010. This permit action authorizes the construction and operation of three Plastic2Oil process units.

2. The facility has one emission unit and three emission points which exhaust emissions from the rotary kiln reactor combustion units. The facility consists of the following equipment: three rotary kiln reactors, three 4.0 mmBtu/hr combustors which can burn a combination of natural gas and uncondensed process gases, a 18,000 gallon liquid storage tank, a 10,000 gallon liquid storage tank, two smaller tanks, and a 150 hp emergency backup diesel generator.

3. Emission calculations submitted by the facility indicate the potential to emit for all regulated contaminants are below the major source thresholds and as such, the facility is not subject to 6 NYCRR Part 201-6 Title V permitting, 6NYCRR Part 212-10 VOC RACT, 6NYCRR Part 231-5 New Source Review and Prevention of Significant Deterioration,

and 40CFR63 Subpart DDDDD - NESHAP for Industrial and Process Boilers. Emissions will be confirmed under maximum operating conditions by stack testing.

4. Emissions from the combustion units are based on specific process operation and design criteria as follows:

a. Procured feedstock shall be source separated recyclable polyolefins and polyethylenes. Prior to acceptance for processing, all feed stocks will be qualified and inspected by plant staff.

b. The process is required to be operated such that byproduct uncondensed gases are combusted in the natural gas combustor as an additional energy source to produce the heat for the reactor. The byproduct uncondensed gases produced in the reactor shall not be bypassed directly to the atmosphere except under an extreme malfunction situation. Within 30 days following issuance of this permit, JBI must submit to the Department an operation and malfunction plan to address proper capture and storage or control of the production gases.

c. Plastic is to be fed to each of the three rotary kiln reactor units at a maximum rate of 2,000 lb/hour per unit. Feed rate is to be monitored electronically by a calibrated digital scale which is linked to the facility's computer system. Records must be maintained in a format acceptable to the Department and an annual report shall be submitted verifying compliance for the previous twelve month period.

d. The uncondensed gases from each process unit are bubbled through a Water Seal Tank which is equipped with a Caustic Addition System and Caustic Spray Column as a back-up to control and neutralize any potential low pH situation. Monitoring of pH is continuous.

5. The 18,000 gallon liquid storage tank is exempt from permitting requirements in accordance with Subpart 201-3.2, Exempt Activities, (c)(26), horizontal petroleum storage tanks. This storage tank is also exempt from 6NYCRR Part 229.1(f)(4). The 10,000 gallon liquid storage tank and the two smaller tanks are also exempt.

6. The 150 hp emergency back-up generator is subject to the emissions certification, fuel quality, operating hour, hour meter installation, and recordkeeping requirements of 40CFR60 Subpart IIII, Federal Standards of Performance for Stationary Compression Ignition Internal Combustion Engines.

7. The facility will notify the NYSDEC in advance and prior to any modification of the process or installation of additional equipment.

By acceptance of this permit, the permittee agrees that the permit is contingent upon strict compliance with the ECL, all applicable regulations, the General Conditions specified and any Special Conditions included as part of this permit.

Permit Administrator: DOUGLAS E BORSCHEL
270 MICHIGAN AVE
BUFFALO, NY 14203-2915

Authorized Signature: Douglas E. Borschel Date: 6 / 14/ 2011

Notification of Other State Permittee Obligations

Item A: Permittee Accepts Legal Responsibility and Agrees to Indemnification

The permittee expressly agrees to indemnify and hold harmless the Department of Environmental Conservation of the State of New York, its representatives, employees and agents ("DEC") for all claims, suits, actions, and damages, to the extent attributable to the permittee's acts or omissions in connection with the compliance permittee's undertaking of activities in connection with, or operation and maintenance of, the facility or facilities authorized by the permit whether in compliance or not in any compliance with the terms and conditions of the permit. This indemnification does not extend to any claims, suits, actions, or damages to the extent attributable to DEC's own negligent or intentional acts or omissions, or to any claims, suits, or actions naming the DEC and arising under article 78 of the

New York Civil Practice Laws and Rules or any citizen suit or civil rights provision under federal or state laws.

Item B: Permittee's Contractors to Comply with Permit

The permittee is responsible for informing its independent contractors,

employees,

agents and assigns of their responsibility to comply with this permit, including all special conditions while acting as the permittee's agent with respect to the permitted activities, and such persons shall be subject to the same sanctions for violations of the Environmental Conservation Law as those prescribed for the permittee.

Item C: Permittee Responsible for Obtaining Other Required Permits

The permittee is responsible for obtaining any other permits, approvals, lands, easements and rights-of-way that may be required to carry out the activities that are authorized by this permit.

Item D: No Right to Trespass or Interfere with Riparian Rights

This permit does not convey to the permittee any right to trespass upon the lands or interfere with the riparian rights of others in order to perform the permitted work nor does it authorize the impairment of any rights, title, or interest in real or personal property held or vested in a person not a party to the permit.

PAGE LOCATION OF CONDITIONS

DEC GENERAL CONDITIONS
**** General Provisions ****
GENERAL CONDITIONS - Apply to ALL Authorized Permits.

Condition 1: Facility Inspection by the Department
Applicable State Requirement: ECL 19-0305

Item 1.1:
The permitted site or facility, including relevant records, is subject to inspection at reasonable hours and intervals by an authorized representative of the Department of Environmental Conservation (the Department) to determine whether the permittee is complying with this permit and the ECL. Such representative may order the work suspended pursuant to ECL 71-0301 and SAPA 401(3).

Item 1.2:
The permittee shall provide a person to accompany the Department's representative during an inspection to the permit area when requested by the Department.

Item 1.3:
A copy of this permit, including all referenced maps, drawings and special conditions, must be available for inspection by the Department at all times at the project site or facility. Failure to produce a copy of the permit upon request by a Department representative is a violation of this permit.

Condition 2: Relationship of this Permit to Other Department Orders and Determinations
Applicable State Requirement: ECL 3-0301 (2) (m)

Item 2.1:
Unless expressly provided for by the Department, issuance of this permit does not modify, supersede or rescind any order or determination previously issued by the Department or any of the terms, conditions or requirements contained in such order or determination.

Condition 3: Applications for permit renewals, modifications and transfers
Applicable State Requirement: 6 NYCRR 621.11

Item 3.1:
The permittee must submit a separate written application to the Department for renewal, modification or transfer of this permit. Such application must include any forms or supplemental information the Department requires. Any renewal, modification or transfer granted by the Department must be in writing.

Item 3.2:
The permittee must submit a renewal application at least 180 days before expiration of permits for Title V Facility Permits, or at least 30 days before expiration of permits for State Facility Permits.

Item 3.3:
Permits are transferrable with the approval of the department unless specifically prohibited by the statute, regulation or another permit condition. Applications for permit transfer should be submitted prior to actual transfer of ownership.

Condition 4: Permit modifications, suspensions or revocations by the Department
Applicable State Requirement: 6 NYCRR 621.13

Item 4.1:
The Department reserves the right to modify, suspend, or revoke this permit in accordance with 6NYCRR Part 621. The grounds for modification, suspension or revocation include:

a) materially false or inaccurate statements in the permit application or supporting papers;
b) failure by the permittee to comply with any terms or conditions of the permit;
c) exceeding the scope of the project as described in the permit application;
d) newly discovered material information or a material change in environmental conditions, relevant technology or applicable law or regulations since the issuance of the existing permit;
e) noncompliance with previously issued permit conditions, orders of the commissioner, any provisions of the Environmental Conservation Law or regulations of the Department related to the permitted activity.

****** Facility Level ******

Condition 5: Submission of application for permit modification or renewal-REGION 9 HEADQUARTERS
Applicable State Requirement: 6 NYCRR 621.6 (a)

Item 5.1:
Submission of applications for permit modification or renewal are to be submitted to:
NYSDEC Regional Permit Administrator
Region 9 Headquarters
Division of Environmental Permits
270 Michigan Avenue
Buffalo, NY 14203-2915
(716) 851-7165

Permit Under the Environmental Conservation Law (ECL)

ARTICLE 19: AIR POLLUTION CONTROL - AIR STATE FACILITY PERMIT

IDENTIFICATION INFORMATION

Permit Issued To:JBI RE #1 INC
20 IROQUOIS ST
NIAGARA FALLS, NY 14303

Facility: JBI RE #1 INC
20 IROQUOIS ST
NIAGARA FALLS, NY 14303

Authorized Activity By Standard Industrial Classification Code:
2999 - PETROLEUM AND COAL PRODUCTS, NEC

Permit Effective Date: 06/14/2011 Permit Expiration Date: 06/30/2014

PAGE LOCATION OF CONDITIONS

FEDERALLY ENFORCEABLE CONDITIONS
****** Facility Level ******

NOTIFICATION OF GENERAL PERMITTEE OBLIGATIONS

This section contains terms and conditions which are federally enforceable. Permittees may also have other obligations under regulations of general applicability

Item A: Sealing - 6 NYCRR 200.5

The Commissioner may seal an air contamination source to prevent its operation if compliance with 6 NYCRR Chapter III is not met within the time provided by an order of the Commissioner issued in the case of the violation. Sealing means labeling or tagging a source to notify any person that operation of the source is prohibited, and also includes physical means of preventing the operation of an air contamination source without resulting in destruction of any equipment associated with such source, and includes, but is not limited to, bolting, chaining or wiring shut control panels, apertures or conduits associated with such source.

No person shall operate any air contamination source sealed by the Commissioner in accordance with this section unless a modification has been made which enables such source to comply with all requirements applicable to such modification.

Unless authorized by the Commissioner, no person shall remove or alter any seal affixed to any contamination source in accordance with this section.

Item B: Acceptable Ambient Air Quality - 6 NYCRR 200.6

Notwithstanding the provisions of 6 NYCRR Chapter III, Subchapter A, no person shall allow or permit any air contamination source to emit air contaminants in quantities which alone or in combination with emissions from other air contamination sources would contravene any applicable ambient air quality standard and/or cause air pollution. In such cases where contravention occurs or may occur, the Commissioner shall specify the degree and/or method of emission control required.

Item C: Maintenance of Equipment - 6 NYCRR 200.7

Any person who owns or operates an air contamination source which is equipped with an emission control device shall operate such device and keep it in a satisfactory state of maintenance and repair in accordance with ordinary and necessary practices, standards and procedures, inclusive of manufacturer's specifications, required to operate such device effectively.

Item D: Unpermitted Emission Sources - 6 NYCRR 201-1.2

If an existing emission source was subject to the permitting

requirements of 6 NYCRR Part 201 at the time of construction or modification, and the owner and/or operator failed to apply for a permit for such emission source then the following provisions apply:

(a) The owner and/or operator must apply for a permit for such emission source or register the facility in accordance with the provisions of Part 201.

(b) The emission source or facility is subject to all regulations that were applicable to it at the time of construction or modification and any subsequent requirements applicable to existing sources or facilities.

Item E: Emergency Defense - 6 NYCRR 201-1.5

An emergency constitutes an affirmative defense to an action brought for noncompliance with emissions limitations or permit conditions for all facilities in New York State.

(a) The affirmative defense of emergency shall be demonstrated through properly signed, contemporaneous operating logs, or other relevant evidence that:

(1) An emergency occurred and that the facility owner and/or operator can identify the cause(s) of the emergency;
(2) The equipment at the permitted facility causing the emergency was at the time being properly operated;
(3) During the period of the emergency the facility owner and/or operator took all reasonable steps to minimize levels of emissions that exceeded the emission standards, or other requirements in the permit; and
(4) The facility owner and/or operator notified the Department within two working days after the event occurred. This notice must contain a description of the emergency, any steps taken to mitigate emissions, and corrective actions taken.

(b) In any enforcement proceeding, the facility owner and/or operator seeking to establish the occurrence of an emergency has the burden of proof.

(c) This provision is in addition to any emergency or upset provision contained in any applicable requirement.

Item F: Recycling and Salvage - 6 NYCRR 201-1.7

Where practical, any person who owns or operates an air contamination source shall recycle or salvage air contaminants collected in an air cleaning device according to the requirements of 6 NYCRR.

Item G: Prohibition of Reintroduction of Collected Contaminants to the Air -

6 NYCRR 201-1.8
No person shall unnecessarily remove, handle, or cause to be handled, collected air contaminants from an air cleaning device for recycling, salvage or disposal in a manner that would reintroduce them to the outdoor atmosphere.

Item H: **Proof of Eligibility for Sources Defined as Exempt Activities - 6 NYCRR 201-3.2 (a)**
The owner and/or operator of an emission source or unit that is eligible to be exempt, may be required to certify that it operates within the specific criteria described in 6 NYCRR Subpart 201-3. The owner or operator of any such emission source must maintain all required records on-site for a period of five years and make them available to representatives of the Department upon request. Department representatives must be granted access to any facility which contains emission sources or units subject to 6 NYCRR Subpart 201-3, during normal operating hours, for the purpose of determining compliance with this and any other state and federal air pollution control requirements, regulations, or law.

Item I: **Proof of Eligibility for Sources Defined as Trivial Activities - 6 NYCRR 201-3.3 (a)**
The owner and/or operator of an emission source or unit that is listed as being trivial in 6 NYCRR Part 201 may be required to certify that it operates within the specific criteria described in 6 NYCRR Subpart 201-3. The owner or operator of any such emission source must maintain all required records on-site for a period of five years and make them available to representatives of the Department upon request. Department representatives must be granted access to any facility which contains emission sources or units subject to 6 NYCRR Subpart 201-3, during normal operating hours, for the purpose of determining compliance with this and any other state and federal air pollution control requirements, regulations, or law.

Item J: **Required Emission Tests - 6 NYCRR 202-1.1**

An acceptable report of measured emissions shall be submitted, as may be required by the Commissioner, to ascertain compliance or noncompliance with any air pollution code, rule, or regulation. Failure to submit a report acceptable to the Commissioner within the time stated shall be sufficient reason for the Commissioner to suspend or deny an operating permit. Notification and acceptable procedures are specified in 6 NYCRR Subpart 202-1.

Item K: **Visible Emissions Limited - 6 NYCRR 211.3**
Except as permitted by a specific part of this Subchapter and for open fires for which a restricted burning permit has been issued, no person shall cause or allow any air contamination source to emit any material having an opacity equal to or greater than 20 percent (six minute average) except for one continuous six-minute period per hour of not more than 57 percent opacity.

Item L: **Open Fires Prohibitions - 6 NYCRR 215.2**
Except as allowed by section 215.3 of 6 NYCRR Part 215, no person shall burn, cause, suffer, allowor permit the burning of any materials in an open fire.

Item M: **Permit Exclusion - ECL 19-0305**
The issuance of this permit by the Department and the receipt thereof by the Applicant does not and shall not be construed as barring, diminishing, adjudicating or in any way affecting any legal, administrative or equitable rights or claims, actions, suits, causes of action or demands whatsoever that the Department may have against the Applicant for violations based on facts and circumstances alleged to have occurred or existed prior to the effective date of this permit, including, but not limited to, any enforcement action authorized pursuant to the provisions of applicable federal law, the Environmental Conservation Law of the State of New York (ECL) and Chapter III of the Official Compilation of the Codes, Rules and Regulations of the State of New York (NYCRR). The issuance of this permit also shall not in any way affect pending or future enforcement actions under the Clean Air Act brought by the United States or any person.

Item N: **Federally Enforceable Requirements - 40 CFR 70.6 (b)**
All terms and conditions in this permit required by the Act or any applicable requirement, including any provisions designed to limit a facility's potential to emit, are enforceable by the Administrator and citizens under the Act. The Department has, in this permit, specifically designated any terms and conditions that are not required under the Act or under any of its applicable requirements as being enforceable under only state regulations.

FEDERAL APPLICABLE REQUIREMENTS
The following conditions are federally enforceable.

Condition 1: **Acceptable Ambient Air Quality**
Effective between the dates of 06/14/2011 and 06/30/2014

Applicable Federal Requirement:6 NYCRR 200.6

Item 1.1:
Notwithstanding the provisions of 6 NYCRR Chapter III, Subchapter A, no person shall allow or permit any air contamination source to emit air contaminants in quantities which alone or in combination with emissions from other air contamination sources would contravene any applicable ambient air quality standard and/or cause air pollution. In such cases where contravention occurs or may occur, the Commissioner shall specify the degree and/or method of emission control required.

Condition 2: Maintenance of Equipment
Effective between the dates of 06/14/2011 and 06/30/2014

Applicable Federal Requirement:6 NYCRR 200.7

Item 2.1:
Any person who owns or operates an air contamination source which is equipped with an emission control device shall operate such device and keep it in a satisfactory state of maintenance and repair in accordance with ordinary and necessary practices, standards and procedures, inclusive of manufacturer's specifications, required to operate such device effectively.

Condition 3: Required Emissions Tests
Effective between the dates of 06/14/2011 and 06/30/2014

Applicable Federal Requirement:6 NYCRR 202-1.1

Item 3.1:
For the purpose of ascertaining compliance or non-compliance with any air pollution control code, rule or regulation, the commissioner may require the person who owns such air contamination source to submit an acceptable report of measured emissions within a stated time.

Condition 4: Compliance Demonstration
Effective between the dates of 06/14/2011 and 06/30/2014

Applicable Federal Requirement:6 NYCRR 212.4 (a)

Item 4.1:
The Compliance Demonstration activity will be performed for the Facility.

Regulated Contaminant(s):
CAS No: 0NY998-00-0 VOC

Item 4.2:
Compliance Demonstration shall include the following monitoring:

Monitoring Type: RECORD KEEPING/MAINTENANCE PROCEDURES
Monitoring Description:

1. This source must be operated in such a manner that the gases produced in the reactor(s) are not bypassed directly to the atmosphere except under an extreme malfunction situation. Any bypass events that do occur must be electronically monitored and recorded by the facility's computer system. The Department shall be notified the next business day if a bypass event occurs. Malfunctions resulting in a bypass event must be resolved before production may resume. At the discretion of the Department, JBI may be required to submit a corrective action plan to address bypass events and install control equipment if such action is deemed appropriate.

2. During a malfunction event, JBI shall immediately shut down the

plastic feed to the reactor(s) and the reactor(s) heat sources to minimize further generation of production gases.

3. Within 30 days following issuance of this permit, JBI must submit to the Department an operation and malfunction plan to address proper capture and storage or control of the production gases. The operation and malfunction plan shall include procedures, methods, monitoring, recordkeeping and equipment used to ensure a bypass event does not occur.

Monitoring Frequency: AS REQUIRED - SEE PERMIT MONITORING DESCRIPTION
Reporting Requirements: ANNUALLY (CALENDAR)
Reports due 30 days after the reporting period.
The initial report is due 1/30/2012.
Subsequent reports are due every 12 calendar month(s).

Condition 5: Compliance Demonstration
Effective between the dates of 06/14/2011 and 06/30/2014

Applicable Federal Requirement:6 NYCRR 212.4 (a)

Item 5.1:
The Compliance Demonstration activity will be performed for the Facility.

Regulated Contaminant(s):

CAS No: 000110-54-3	HEXANE
CAS No: 000630-08-0	CARBON MONOXIDE
CAS No: 007446-09-5	SULFUR DIOXIDE
CAS No: 0NY210-00-0	OXIDES OF NITROGEN
CAS No: 0NY998-00-0	VOC

Item 5.2:
Compliance Demonstration shall include the following monitoring:

Monitoring Type: RECORD KEEPING/MAINTENANCE PROCEDURES
Monitoring Description:

Preliminary stack emissions testing of the exhaust from the first rotary kiln combustor, which combusts a combination of natural gas and low-boiling, non-condensable byproducts from the pyrolysis process to provide energy for the process, was carried out in August 2010. The purpose of the testing was to determine baseline emissions from the unit for use in the application for the facility's NYS Air State Facility Permit. Two test runs were performed at a process feed rate of about 1,000 pounds/hour using virgin polypropylene plastic for Run 1 and a mixture of virgin high density and low density polyethylene plastics for Run 2.

Two additional rotary kiln process units are planned to be installed.

Additional testing using approved EPA methods will be required at the maximum nominal operating rate of 2000 lbs/hour (within 10% of 100% peak load) using typical procured feedstock material. Testing must be completed within 60 days after maximum production in a single unit is achieved but not later than 180 days after date of permit issuance. A written protocol must be submitted a minimum of 30 days prior to the scheduled test date and must be approved by the Department prior to commencement of testing. Written results must be submitted to the Department within 60 days after completion of testing. If all three rotary kiln process units are designed, constructed, and operated in an identical manner, only one unit needs to be tested to represent a typical process. If there is significant variability between the units in as-built construction or in operating parameters, more than one unit may need to be tested.

Monitoring Frequency: SINGLE OCCURRENCE
Reporting Requirements: AS REQUIRED - SEE MONITORING DESCRIPTION

Condition 6: Compliance Demonstration
Effective between the dates of 06/14/2011 and 06/30/2014

Applicable Federal Requirement:6 NYCRR 212.4 (a)

Item 6.1:
The Compliance Demonstration activity will be performed for the Facility.

Regulated Contaminant(s):
CAS No: 0NY998-00-0 VOC

Item 6.2:
Compliance Demonstration shall include the following monitoring:

Monitoring Type: RECORD KEEPING/MAINTENANCE PROCEDURES
Monitoring Description:

All feed stock handling and recordkeeping requirements shall be in accordance with the requirements of the facility's Part 360 Solid Waste Management Facility Permit.

Procured feedstock shall be source separated recyclable polyolefins and polyethylenes. Prior to acceptance for processing all feed stocks will be qualified and inspected by plant staff.

Detailed Description of the Process for Procurement of the Plastic Feedstock

JBI will carefully review potential sources of recycle grade plastic for use as a raw material feedstock. This material will be acquired from the industrial market place. Plastic types which have been determined to be acceptable for utilization as feedstock include: Polypropylene (PP), Low Density Polyethylene (LDPE), and High Density Polyethylene (HDPE). No Halogenated plastics such as Polyvinyl

Chloride (PVC) will be accepted by JBI.

All sources of plastic feed will be prequalified by JBI personnel before agreeing to accept the material. This prequalification procedure will consist of visual inspection by JBI personnel, review of the MSDS for the material where available, and possible test results from material samples when testing is deemed necessary. Typical plastic materials which can be utilized as feedstocks include plastic parts and cuttings, packaging film, shopping bag film, strapping and mixed color regrind. These materials are typically produced by vacuum forming, injection molding, casting, or tooling.

The chemical composition of all plastic materials must be compatible with the capabilities of the JBI process. It must not be contaminated with materials which could result in detrimental impacts during processing.

All plastic must be shipped in enclosed weather tight box vans.

Upon receipt a log sheet will be utilized to retain information as follows:
Source of plastic
Name of transporter
Date and Time of receipt at JBI site
Amount of plastic in each shipment (Weight or Cubic Yards)

Since this information is considered proprietary business information by JBI, an annual report containing the information listed in the preceding paragraph will be generated and maintained on site at the facility for review by the Department upon request.

Upon arrival, plastic will be inspected to insure that it conforms with the facility's pre-approval documentation generated during the material's acceptability evaluation. If non-conformance is noted, the material will be rejected and either shipped back to the supplier or characterized and disposed of in compliance with all regulatory requirements.

Plastic material which is accepted will be unloaded directly into a 3,200 square feet storage building. This warehouse is enclosed and the stored plastic will not be exposed to the elements. Smaller loads may be unloaded directly into the main production building.

Monitoring Frequency: PER BATCH OF PRODUCT/RAW MATERIAL CHANGE
Reporting Requirements: ANNUALLY (CALENDAR)
Reports due 30 days after the reporting period.
The initial report is due 1/30/2012.
Subsequent reports are due every 12 calendar month(s).

Condition 7: Compliance Demonstration
Effective between the dates of 06/14/2011 and 06/30/2014

Applicable Federal Requirement:6 NYCRR 212.4 (c)

Item 7.1:
The Compliance Demonstration activity will be performed for the facility:
The Compliance Demonstration applies to:

Emission Unit: 3-P2OIL

Regulated Contaminant(s):
CAS No: 0NY075-00-0 PARTICULATES

Item 7.2:
Compliance Demonstration shall include the following monitoring:

Monitoring Type: INTERMITTENT EMISSION TESTING
Monitoring Description:

In the instances where determination of permissible emission rate using process weight is not applicable (see Table 5) and for an environmental rating of B or C, emissions of solid particulates are limited to less than 0.050 grains of particulates per cubic foot of exhaust gas, expressed at standard conditions on a dry gas basis.

Preliminary stack emissions testing of the exhaust from the first rotary kiln combustor, which combusts a combination of natural gas and low-boiling, non-condensable byproducts from the pyrolysis process to provide energy for the process, was carried out in August 2010. The purpose of the testing was to determine baseline emissions from the unit for use in the application for the facility's NYS Air State Facility Permit. Two test runs were performed at a process feed rate of about 1,000 pounds/hour using virgin polypropylene plastic for Run 1 and a mixture of virgin high density and low density polyethylene plastics for Run 2.

Two additional rotary kiln process units are planned to be installed.

Additional testing using approved EPA methods will be required at the maximum nominal operating rate of 2000 lbs/hour (within 10% of 100% peak load) using typical procured feedstock material. Testing must be completed within 60 days after maximum production in a single unit is achieved but not later than 180 days after date of permit issuance.
A written protocol must be submitted a minimum of 30 days prior to the scheduled test date and must be approved by the Department prior to commencement of testing. Written results must be submitted to the Department within 60 days after completion of testing. If all three rotary kiln process units are designed, constructed, and operated in

an identical manner, only one unit needs to be tested to represent a typical process. If there is significant variability between the units, more than one unit may need to be tested.

Upper Permit Limit: 0.05 grains per dscf
Reference Test Method: EPA Method 5
Monitoring Frequency: AS REQUIRED - SEE PERMIT MONITORING DESCRIPTION
Averaging Method: AVERAGING METHOD AS PER REFERENCE TEST METHOD INDICATED
Reporting Requirements: AS REQUIRED - SEE MONITORING DESCRIPTION

****** Emission Unit Level ******

Condition 8: **Compliance Demonstration**
Effective between the dates of 06/14/2011 and 06/30/2014

Applicable Federal Requirement:6 NYCRR 212.4 (a)

Item 8.1:
The Compliance Demonstration activity will be performed for:

Emission Unit: 3-P2OIL

Regulated Contaminant(s):
CAS No: 0NY998-00-0 VOC

Item 8.2:
Compliance Demonstration shall include the following monitoring:

Monitoring Type: WORK PRACTICE INVOLVING SPECIFIC OPERATIONS
Monitoring Description:
Plastic is to be fed to each of the three rotary kiln units at a maximum rate of 2,000 lbs/hour per unit, for a total process maximum rate of 6,000 lbs/hour. Feed rate for each unit is to be monitored electronically by a calibrated digital scale which is linked to the facility's computer system. Records must be maintained in a format acceptable to the Department and an annual statement shall be submitted verifying compliance for the previous twelve month period.

Work Practice Type: PROCESS MATERIAL THRUPUT
Process Material: PLASTIC
Upper Permit Limit: 2000 pounds per hour
Monitoring Frequency: CONTINUOUS
Averaging Method: 1 HOUR MAXIMUM - NOT TO BE EXCEEDED AT ANY TIME
Reporting Requirements: ANNUALLY (CALENDAR)
Reports due 30 days after the reporting period.
The initial report is due 1/30/2012.
Subsequent reports are due every 12 calendar month(s).

Condition 9: Compliance Demonstration
Effective between the dates of 06/14/2011 and 06/30/2014

Applicable Federal Requirement:6 NYCRR 212.4 (a)

Item 9.1:
The Compliance Demonstration activity will be performed for:

Emission Unit: 3-P2OIL

Regulated Contaminant(s):
CAS No: 0NY100-00-0 HAP

Item 9.2:
Compliance Demonstration shall include the following monitoring:

Monitoring Type: MONITORING OF PROCESS OR CONTROL DEVICE PARAMETERS AS SURROGATE
Monitoring Description:

Each of the three process units is equipped with its own Water Seal Tank. Each Water Seal Tank is equipped with a Caustic Addition System and Caustic Spray Column as a back-up to control and neutralize any potential low pH situation. A low pH situation is not expected and would only occur if any halogenated material is fed to the reactor by mistake. Should this occur, then the off gas would become acidic and the pH of the water seal tank would drop.

If the pH of a Water Seal Tank drops below 4.5, then the following corrective action is required:
#1 – The feed system to the Reactor will automatically shut off.
#2 – The caustic pump will start and caustic will be pumped to the top of the Spray Tower and through the Spray Nozzles to neutralize the material in the Water Seal Tank to control it at a pH of 7 to 8.

The pH measuring device shall be calibrated monthly using a standard solution, and records documenting calibrations and maintenance shall be maintained in a format acceptable to the Department. Any occurrences of low pH which trigger the corrective action described above shall be documented and reported to the Department within one business day.

Parameter Monitored: ACIDITY/ALKALINITY
Lower Permit Limit: 4.5 pH (STANDARD) units
Monitoring Frequency: CONTINUOUS
Averaging Method: MINIMUM - NOT TO FALL BELOW STATED VALUE AT ANY TIME
Reporting Requirements: ANNUALLY (CALENDAR)
Reports due 30 days after the reporting period.
The initial report is due 1/30/2012.

Subsequent reports are due every 12 calendar month(s).

Condition 10: Compliance Demonstration
Effective between the dates of 06/14/2011 and 06/30/2014

Applicable Federal Requirement:6 NYCRR 212.6 (a)

Item 10.1:
The Compliance Demonstration activity will be performed for:

Emission Unit: 3-P2OIL

Item 10.2:
Compliance Demonstration shall include the following monitoring:

Monitoring Type: RECORD KEEPING/MAINTENANCE PROCEDURES
Monitoring Description:

No person shall cause or allow emissions having an average opacity during any six consecutive minutes of 20 percent or greater from any process emission source, except only the emission of uncombined water. The Department reserves the right to perform or require the performance of a Method 9 opacity evaluation at any time during facility operation.

The permittee will conduct observations of visible emissions from the emission unit, process, etc. to which this condition applies at the monitoring frequency stated below while the process is in operation. The permittee will immediately investigate any instance where there is cause to believe that visible emissions above those that are normal and in compliance are occurring or have occurred from a process source.

If visible emissions above those that are normal (this may be zero percent opacity for many or all emission sources) and in compliance with section 212.6(a) are detected , the permittee shall determine the cause, make the necessary correction, and verify that the excess visible emissions problem has been corrected.

If visible emissions above those that are normal and in compliance continue to be present after corrections are made, the permittee will immediately notify The Department and conduct a Method 9 assessment within 24 hours to determine the degree of opacity.

Records of these observations, investigations and corrective actions will be kept on-site in a format acceptable to the Department and the semiannual progress report and annual compliance certifications required of all permittees subject to Title V must include a summary of theses instances.

Monitoring Frequency: DAILY
Reporting Requirements: AS REQUIRED - SEE MONITORING DESCRIPTION

Condition 12: Compliance Demonstration
Effective between the dates of 06/14/2011 and 06/30/2014

Applicable Federal Requirement:40CFR 60.4205(b), NSPS Subpart IIII

Item 12.1:
The Compliance Demonstration activity will be performed for:

Emission Unit: 3-P2OIL
Process: GB1 Emission Source: 00EG1

Item 12.2:
Compliance Demonstration shall include the following monitoring:

Monitoring Type: RECORD KEEPING/MAINTENANCE PROCEDURES
Monitoring Description:

The owner or operator of a 2007 model year or later emergency stationary compression ignition (CI) internal combustion engine with a maximum engine power less than or equal to 2,237 kW (3,000 HP) that is not a fire pump engine and has a displacement of less than 10 liters/cylinder will require certification to the following emission standards:

1. For engines with a maximum engine power less than 37 kW (50 HP):
 - 2007 model year engines - emission standards specified in 40 CFR 89.112 and 40CFR 89.113, as applicable,
 - 2008 model year and later - emission standards specified in 40 CFR 1039.104, 40 CFR 1039.105, 40 CFR 1039.107, and 40 CFR 1039.115, as applicable.

2. For engines with a maximum engine power greater than or equal to 37 kW (50 HP):
 - 2007 model year and later - emission standards specified in 40 CFR 89.112 and 40CFR 89.113, as applicable, for all pollutants, for the same model year and maximum engine power.

Compliance with this requirement will be established by purchasing an engine certified to the applicable emission standard referenced above and installed and configured according to the manufacturer¿s specifications. Records documenting these actions must be kept on-site.

Monitoring Frequency: AS REQUIRED - SEE PERMIT MONITORING DESCRIPTION
Reporting Requirements: AS REQUIRED - SEE MONITORING DESCRIPTION

Condition 13: Compliance Demonstration
Effective between the dates of 06/14/2011 and 06/30/2014

Applicable Federal Requirement:40CFR 60.4207(b), NSPS Subpart IIII

Item 13.1:
The Compliance Demonstration activity will be performed for:

Emission Unit: 3-P2OIL
Process: GB1 Emission Source: 00EG1

Item 13.2:
Compliance Demonstration shall include the following monitoring:

Monitoring Type: WORK PRACTICE INVOLVING SPECIFIC OPERATIONS
Monitoring Description:

Beginning October 1, 2010, the owner or operator of a stationary compression ignition internal combustion engine with a displacement of less than 30 liters per cylinder and which is subject to the requirements of subpart IIII of 40 CFR Part 60 may not fire diesel fuel above a maximum aromatic content of 35 percent per gallon as referenced in 40 CFR Part 80.510(b). Compliance shall be demonstrated by either sampling each delivery and conducting an appropriate analysis or by obtaining a certificate of analysis showing the aromatic content for each shipment of diesel fuel provided by the fuel supplier. In either case, the owner or operator must verify that any required fuel analysis has been conducted using methodology acceptable to the Department. Records of all certificates of analysis provided by the fuel supplier and on-site fuel sampling results must be maintained on site for a minimum of five years.

Work Practice Type: PARAMETER OF PROCESS MATERIAL
Process Material: DIESEL OIL
Parameter Monitored: AROMATIC CONTENT
Upper Permit Limit: 35 percent
Monitoring Frequency: PER DELIVERY
Averaging Method: MAXIMUM - NOT TO BE EXCEEDED AT ANY TIME (INSTANTANEOUS/DISCRETE OR GRAB)
Reporting Requirements: ANNUALLY (CALENDAR)
Reports due 30 days after the reporting period.
The initial report is due 1/30/2012.
Subsequent reports are due every 12 calendar month(s).

Condition 14: Compliance Demonstration
Effective between the dates of 06/14/2011 and 06/30/2014

Applicable Federal Requirement:40CFR 60.4207(b), NSPS Subpart IIII

Item 14.1:
The Compliance Demonstration activity will be performed for:

Emission Unit: 3-P2OIL
Process: GB1 Emission Source: 00EG1

Item 14.2:
Compliance Demonstration shall include the following monitoring:

Monitoring Type: WORK PRACTICE INVOLVING SPECIFIC OPERATIONS
Monitoring Description:

Beginning October 1, 2010, the owner or operator of a stationary compression ignition internal combustion engine displacing less 30 liters per cylinder and which is subject to the requirements of subpart IIII of 40 CFR Part 60 may not fire diesel fuel below a minimum cetane index of 40 per gallon as referenced in 40 CFR Part 80.510(b). Compliance shall be demonstrated by either sampling each delivery and conducting an appropriate analysis or by obtaining a certificate of analysis showing the cetane index for each shipment of diesel fuel provided by the fuel supplier. In either case, the owner or operator must verify that any required fuel analysis has been conducted using methodology acceptable to the Department. Records of all certificates of analysis provided by the fuel supplier and on-site fuel sampling results must be maintained on site for a minimum of five years.

Work Practice Type: PARAMETER OF PROCESS MATERIAL
Process Material: DIESEL OIL
Parameter Monitored: CETANE INDEX
Lower Permit Limit: 40 ratio
Monitoring Frequency: PER DELIVERY
Averaging Method: MINIMUM - NOT TO FALL BELOW STATED VALUE AT ANY TIME
Reporting Requirements: ANNUALLY (CALENDAR)
Reports due 30 days after the reporting period.
The initial report is due 1/30/2012.
Subsequent reports are due every 12 calendar month(s).

Condition 15: Compliance Demonstration
Effective between the dates of 06/14/2011 and 06/30/2014

Applicable Federal Requirement:40CFR 60.4207(b), NSPS Subpart IIII

Item 15.1:
The Compliance Demonstration activity will be performed for:

Emission Unit: 3-P2OIL
Process: GB1 Emission Source: 00EG1

Item 15.2:
Compliance Demonstration shall include the following monitoring:

Monitoring Type: WORK PRACTICE INVOLVING SPECIFIC OPERATIONS
Monitoring Description:

Beginning October 1, 2010, the owner or operator of a stationary compression ignition internal combustion engine displacing less than 30 liters per cylinder and which is subject to the requirements of subpart IIII of 40 CFR Part 60 may not fire any diesel fuel which exceeds a sulfur content of 15 ppm per gallon as per the non-road

diesel fuel sulfur content standard set forth in 40 CFR Part 80.510(b). Compliance shall be demonstrated by either sampling each delivery and conducting an appropriate analysis or by obtaining a certificate of analysis showing the sulfur content or range of sulfur content for each shipment of non-road diesel fuel provided by the fuel supplier. In either case, the owner or operator must verify that any required fuel analysis has been conducted using methodology acceptable to the Department. Records of all certificates of analysis provided by the fuel supplier and on-site fuel sampling results must be maintained on site for a minimum of five years.

Work Practice Type: PARAMETER OF PROCESS MATERIAL
Process Material: DIESEL OIL
Parameter Monitored: SULFUR CONTENT
Upper Permit Limit: 15 parts per million by weight
Monitoring Frequency: PER DELIVERY
Averaging Method: MAXIMUM - NOT TO BE EXCEEDED AT ANY TIME (INSTANTANEOUS/DISCRETE OR GRAB)
Reporting Requirements: ANNUALLY (CALENDAR)
Reports due 30 days after the reporting period.
The initial report is due 1/30/2012.
Subsequent reports are due every 12 calendar month(s).

Condition 16: Compliance Demonstration
Effective between the dates of 06/14/2011 and 06/30/2014

Applicable Federal Requirement:40CFR 60.4209(a), NSPS Subpart IIII

Item 16.1:
The Compliance Demonstration activity will be performed for:

Emission Unit: 3-P2OIL
Process: GB1 Emission Source: 00EG1

Item 16.2:
Compliance Demonstration shall include the following monitoring:

Monitoring Type: RECORD KEEPING/MAINTENANCE PROCEDURES
Monitoring Description:
The owner or operator of an emergency stationary compression ignition IC engine must install and maintain a non-resettable hour meter prior to startup to monitor engine usage

Monitoring Frequency: AS REQUIRED - SEE PERMIT MONITORING DESCRIPTION
Reporting Requirements: ANNUALLY (CALENDAR)
Reports due 30 days after the reporting period.
The initial report is due 1/30/2012.
Subsequent reports are due every 12 calendar month(s).

Condition 17: Compliance Demonstration
Effective between the dates of 06/14/2011 and 06/30/2014

Applicable Federal Requirement:40CFR 60.4211(e), NSPS Subpart IIII

Item 17.1:
The Compliance Demonstration activity will be performed for:

Emission Unit: 3-P2OIL
Process: GB1 Emission Source: 00EG1

Item 17.2:
Compliance Demonstration shall include the following monitoring:

Monitoring Type: MONITORING OF PROCESS OR CONTROL DEVICE PARAMETERS AS SURROGATE
Monitoring Description:
Emergency stationary ICE may be operated for the purpose of maintenance checks and readiness testing, provided that the tests are recommended by Federal, State, or local government, the manufacturer, the vendor, or the insurance company associated with the engine. Maintenance checks and readiness testing of such units is limited to 100 hours per year. There is no time limit on the use of emergency stationary ICE in emergency situations. Anyone may petition the Administrator for approval of additional hours to be used for maintenance checks and readiness testing, but a petition is not required if the owner or operator maintains records indicating that Federal, State, or local standards require maintenance and testing of emergency ICE beyond 100 hours per year. For owners and operators of emergency engines meeting standards under §60.4205 but not §60.4204, any operation other than emergency operation, and maintenance and testing as permitted in this section, is prohibited.

Parameter Monitored: ENGINE OPERATION
Upper Permit Limit: 100 hours per year
Monitoring Frequency: AS REQUIRED - SEE PERMIT MONITORING DESCRIPTION
Averaging Method: ANNUAL TOTAL
Reporting Requirements: ANNUALLY (CALENDAR)
Reports due 30 days after the reporting period.
The initial report is due 1/30/2012.
Subsequent reports are due every 12 calendar month(s).

Condition 11: Compliance Demonstration
Effective between the dates of 06/14/2011 and 06/30/2014

Applicable Federal Requirement:40CFR 60.4214(b), NSPS Subpart IIII

Item 11.1:
The Compliance Demonstration activity will be performed for:

Emission Unit: 3-P2OIL
Process: GB1 Emission Source: 00EG1

Regulated Contaminant(s):
CAS No: 0NY210-00-0 OXIDES OF NITROGEN

Item 11.2:
Compliance Demonstration shall include the following monitoring:

Monitoring Type: RECORD KEEPING/MAINTENANCE PROCEDURES
Monitoring Description:

For stationary CI internal combustion engines that are emergency stationary internal combustion engines, the owner or operator is not required to submit an initial notification.

Starting with the model years in table 5 to this subpart, if the emergency engine does not meet the standards applicable to non-emergency engines in the applicable model year, the owner or operator must keep records of the operation of the engine in emergency and non-emergency service that are recorded through the non-resettable hour meter.

The owner must record the time of operation of the engine and the reason the engine was in operation during that time.

Monitoring Frequency: AS REQUIRED - SEE PERMIT MONITORING DESCRIPTION
Reporting Requirements: AS REQUIRED - SEE MONITORING DESCRIPTION

STATE ONLY ENFORCEABLE CONDITIONS
****** Facility Level ******

NOTIFICATION OF GENERAL PERMITTEE OBLIGATIONS
This section contains terms and conditions which are not federally enforceable. Permittees may also have other obligations under regulations of general applicability

Item A: **Public Access to Recordkeeping for Facilities With State Facility Permits - 6 NYCRR 201-1.10 (a)**
Where emission source owners and/or operators keep records pursuant to compliance with the operational flexibility requirements of 6 NYCRR Subpart 201-5.4(b)(1) , and/or the emission capping requirements of 6 NYCRR Subparts 201-7.2(d), 201-7.3(f), 201-7.3(g), 201-7.3(h)(5), 201-7.3(i) and 201-7.3(j), the Department will make such records available to the public upon request in accordance with 6 NYCRR Part 616 - Public Access to Records. Emission source owners and/or operators must submit the records required to comply with the request within sixty working days of written notification by the Department of receipt of the request.

Item B: **General Provisions for State Enforceable Permit Terms and Condition - 6 NYCRR Part 201-5**
Any person who owns and/or operates stationary sources shall operate and maintain all emission units and any required emission control devices in compliance with all applicable Parts of this Chapter and existing laws, and shall operate the facility in accordance with all criteria, emission limits, terms, conditions, and standards in this permit. Failure of such person to properly operate and maintain the effectiveness of such emission units and emission control devices may be sufficient reason for the Department to revoke or deny a permit.

The owner or operator of the permitted facility must maintain all required records on-site for a period of five years and make them available to representatives of the Department upon request. Department representatives must be granted access to any facility regulated by this Subpart, during normal operating hours, for the purpose of determining compliance with this and any other state and federal air pollution control requirements, regulations or law.

STATE ONLY APPLICABLE REQUIREMENTS
The following conditions are state only enforceable.

Condition 18: **Contaminant List**
Effective between the dates of 06/14/2011 and 06/30/2014

Applicable State Requirement:ECL 19-0301

Item 18.1:
Emissions of the following contaminants are subject to contaminant specific requirements in this permit(emission limits, control requirements or compliance monitoring conditions).

CAS No: 000110-54-3
Name: HEXANE

CAS No: 000630-08-0
Name: CARBON MONOXIDE

CAS No: 007446-09-5
Name: SULFUR DIOXIDE

CAS No: 0NY075-00-0
Name: PARTICULATES

CAS No: 0NY100-00-0
Name: HAP

CAS No: 0NY210-00-0
Name: OXIDES OF NITROGEN

CAS No: 0NY998-00-0
Name: VOC

Condition 19: Unavoidable noncompliance and violations
Effective between the dates of 06/14/2011 and 06/30/2014

Applicable State Requirement:6 NYCRR 201-1.4

Item 19.1:
At the discretion of the commissioner a violation of any applicable emission standard for necessary scheduled equipment maintenance, start-up/shutdown conditions and malfunctions or upsets may be excused if such violations are unavoidable. The following actions and recordkeeping and reporting requirements must be adhered to in such circumstances.

(a) The facility owner and/or operator shall compile and maintain records of all equipment maintenance or start-up/shutdown activities when they can be expected to result in an exceedance of any applicable emission standard, and shall submit a report of such activities to the commissioner's representative when requested to do so in writing or when so required by a condition of a permit issued for the corresponding air contamination source except where conditions elsewhere in this permit which contain more stringent reporting and notification provisions for an applicable requirement, in which case they supercede those stated here. Such reports shall describe why the violation was unavoidable and shall include the time, frequency and duration of the maintenance and/or start-up/shutdown activities and the identification of air contaminants, and the estimated emission rates. If a facility owner and/or operator is subject to continuous stack monitoring and quarterly reporting requirements, he need not submit reports for equipment maintenance or start-up/shutdown for the facility to the commissioner's representative.

(b) In the event that emissions of air contaminants in excess of any emission standard in 6 NYCRR Chapter III Subchapter A occur due to a malfunction, the facility owner and/or operator shall report such malfunction by telephone to the commissioner's representative as soon as possible during normal working hours, but in any event not later than two working days after becoming aware that the malfunction occurred. Within 30 days thereafter, when requested in writing by the commissioner's representative, the facility owner and/or operator shall submit a written report to the commissioner's representative describing the malfunction, the corrective action taken, identification of air contaminants, and an estimate of the emission rates. These reporting requirements are superceded by conditions elsewhere in this permit which contain reporting and notification provisions for applicable requirements more stringent than those above.

(c) The Department may also require the owner and/or operator to include in reports described under (a) and (b) above an estimate of the maximum ground level concentration of each air contaminant emitted and the effect of such emissions depending on the deviation of the malfunction and the air contaminants emitted.

(d) In the event of maintenance, start-up/shutdown or malfunction conditions which result in emissions exceeding any applicable emission standard, the facility owner and/or operator shall take appropriate action to prevent emissions which will result in contravention of any applicable ambient air quality standard. Reasonably available control technology, as determined by the commissioner, shall be applied during any maintenance, start-up/shutdown or malfunction condition subject to this paragraph.

(e) In order to have a violation of a federal regulation (such as a new source performance standard or national emissions standard for hazardous air pollutants) excused, the specific federal regulation must provide for an affirmative defense during start-up, shutdowns, malfunctions or upsets.

Condition 20: Emission Unit Definition
Effective between the dates of 06/14/2011 and 06/30/2014

Applicable State Requirement:6 NYCRR Subpart 201-5

Item 20.1:
The facility is authorized to perform regulated processes under this permit for:
Emission Unit: 3-P2OIL
Emission Unit Description:
The Emission Unit consists of 3 individual Plastic2Oil process units. Each process unit consists of a combustion system to generate the heat to heat a rotary kiln reactor in which plastic is converted to a diesel-like fuel and lower boiling compounds. These lower boiling compounds are fed back to the combustion system as an additional energy source. These gases also pass through a water seal tank containing a pH control system to catch any acidic materials. The only air emissions from these systems are from the combustion systems.

Building(s): 779337

Condition 21: Visible Emissions Limited

Effective between the dates of 06/14/2011 and 06/30/2014

Applicable State Requirement:6 NYCRR 211.2

Item 21.1:
Except as permitted by a specific part of this Subchapter and for open fires for which a restricted burning permit has been issued, no person shall cause or allow any air contamination source to emit any material having an opacity equal to or greater than 20 percent (six minute average) except for one continuous six-minute period per hour of not more than 57 percent opacity.

****** Emission Unit Level ******

Condition 22: Emission Point Definition By Emission Unit
Effective between the dates of 06/14/2011 and 06/30/2014

Applicable State Requirement:6 NYCRR Subpart 201-5

Item 22.1:
The following emission points are included in this permit for the cited Emission Unit:

Emission Unit: 3-P2OIL

Emission Point: 30003
Height (ft.): 40 Diameter (in.): 18
NYTMN (km.): 4777.47 NYTME (km.): 133.1 Building: 779337

Emission Point: 30005
Height (ft.): 40 Diameter (in.): 12
NYTMN (km.): 4777.47 NYTME (km.): 133.1 Building: 779337

Emission Point: 30006
Height (ft.): 40 Diameter (in.): 12
NYTMN (km.): 4777.47 NYTME (km.): 133.1 Building: 779337

Condition 23: Process Definition By Emission Unit
Effective between the dates of 06/14/2011 and 06/30/2014

Applicable State Requirement:6 NYCRR Subpart 201-5

Item 23.1:
This permit authorizes the following regulated processes for the cited Emission Unit:

Emission Unit: 3-P2OIL
Process: GB1
Process Description:
The Gas Burner Process applies to each of the three processing units. For each unit, uncondensed gases consisting of low molecular weight compounds generated by the reactor are mixed with normal natural gas

as required and fed to a burner to supply the heat for the reactor in the Plastic2Oil process.

Emission Source/Control: 00BU1 - Combustion

Emission Source/Control: 00BU2 - Combustion

Emission Source/Control: 00BU3 - Combustion

Emission Source/Control: 00EG1 - Combustion

Emission Source/Control: 00CS1 - Control
Control Type: SPRAY TOWER

Emission Source/Control: 00CS2 - Control
Control Type: SPRAY TOWER

Emission Source/Control: 00CS3 - Control
Control Type: SPRAY TOWER

Emission Source/Control: 00RE1 - Process

Emission Source/Control: 00RE2 - Process

Emission Source/Control: 00RE3 - Process

Item 23.2:
This permit authorizes the following regulated processes for the cited Emission Unit:

Emission Unit: 3-P2OIL
Process: P01
Process Description:
The Plastic2Oil Process applies to each of the three processing units. For each unit in the Plastic2Oil process, plastic materials are fed at a maximum rate of 2000 lbs/hour to a rotary kiln reactor where the materials melt and gasify. Most of the gasified material is condensed forming a diesel -like fuel. The byproduct uncondensed gases contain lower molecular weight materials which are used as an energy source for the process. Residue is intermittently removed for disposal.

Emission Source/Control: 00BU1 - Combustion

Emission Source/Control: 00BU2 - Combustion

Emission Source/Control: 00BU3 - Combustion

Emission Source/Control: 00EG1 - Combustion

Emission Source/Control: 00CS1 - Control
Control Type: SPRAY TOWER

Emission Source/Control: 00CS2 - Control
Control Type: SPRAY TOWER

Emission Source/Control: 00CS3 - Control
Control Type: SPRAY TOWER

Emission Source/Control: 00RE1 - Process

Emission Source/Control: 00RE2 - Process

Emission Source/Control: 00RE3 - Process